Exhibit 23.2
                                                                    ------------

                              Wheeler Wasoff, P.C.
                          Certified Public Accountants

                          INDEPENDENT AUDITOR'S CONSENT



     We consent to the incorporation by reference into this Registration Statement of PYR Energy Corporation (the "Company") on Form S-3 of our report dated October 8, 1999 relating to the Company's financial statements included in its Annual Report on Form 10-KSB for the fiscal year ended August 31, 1999.

     We also consent to the reference to us under the heading "Experts" in this Registration Statement.

                                               WHEELER WASOFF, P.C.

                                               /s/ Wheeler Wasoff, P.C.

                                               Denver, Colorado
                                               July 24, 2000